UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                        --------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): October 22, 2003



                         GREENE COUNTY BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


          Tennessee                  0-14289                     62-1222567
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
                    (Address of principal executive offices)


                                 (423) 639-5111
               Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or former address, if changed since last report)

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Item 7.       Financial Statements and Exhibits

              (c)       Exhibits.

                        99.1        Press Release dated October 22, 2003

Item 12.  Results of Operations and Financial Condition

     On October 22, 2003, Greene County Bancshares, Inc. (the "Company") announced its financial results for the third quarter and nine months ended September 30, 2003. The full text of the press release is set forth in Exhibit
99.1 hereto. The information in this report, including the exhibit hereto, is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GREENE COUNTY BANCSHARES, INC.


Date:  October 22, 2003           By:  /s/      R. Stan Puckett
                                                R. Stan Puckett
                                                Chairman of the Board and
                                                Chief Executive Officer
                                                (Duly Authorized Representative)

                                  EXHIBIT INDEX

Exhibit
Number          Description of Exhibit(s)

    99.1        Copy of press release issued by the Company on October 22, 2003.